Exhibit 99.1

Vistra to Acquire Natural Gas Assets, Building on Industry-Leading Generation Portfolio to Better Serve Customers

Highlights

•	Transaction includes approximately 2,600 megawatts of modern natural gas generation assets at an attractive price of approximately $743/kW of capacity.

•	Acquisition is expected to deliver Ongoing Operations AFCFbG[1] accretion in year one following closing.

•

Reiterating previously communicated capital allocation plan, including long-term net leverage target of less than 3x2, the expected return of capital to shareholders by way of the planned $300 million in annual dividends and at least $1 billion of share repurchases each year.

IRVING, Texas, May 15, 2025 — Vistra Corp. (NYSE: VST) today announced that it has executed a definitive agreement to acquire seven modern natural gas generation facilities, totaling approximately 2,600 MW of capacity, from Lotus Infrastructure Partners (“Lotus”). The acquisition includes five combined cycle gas turbine facilities and two combustion turbine facilities located across PJM, New England, New York, and California, further geographically diversifying Vistra’s natural gas fleet.

“We are excited to announce another opportunistic expansion of our generation footprint in some of our key competitive markets,” said Vistra President and CEO Jim Burke. “We believe natural gas fired generation will continue to play an ever-increasing role in the reliability, affordability, and flexibility of U.S. power grids for years to come. The addition of this attractive portfolio of combined cycle and peaking assets allows Vistra to serve growing power demand while exceeding our mid-teens levered return target.”

Burke concluded, “Importantly, as our experienced team has demonstrated previously with the acquisitions of Dynegy and Energy Harbor, successfully integrating fleets of generation assets is a core competency of our company. We look forward to closing the transaction and welcoming new team members to the Vistra family.”

“We are pleased to have reached an agreement to sell this gas plant portfolio to a proven operator like Vistra,” said Himanshu Saxena, Chairman and CEO of Lotus Infrastructure Partners. “The Lotus team has acquired, developed, and operated this portfolio of high-quality assets for many years, which has helped us deliver this win-win transaction for our investors.”

Vistra – Press Release

May 15, 2025, Page 2

Portfolio Overview

Asset	State	Size (MW)	Technology
Fairless	Pennsylvania	1,320	CCGT
Manchester	Rhode Island	510	CCGT
Garrison	Delaware	309	CCGT
Hazleton	Pennsylvania	158	CT
Beaver Falls	New York	108	CCGT
Syracuse	New York	103	CCGT
Greenleaf	California	49	CT

Total		2,557

Vistra is acquiring these assets for $1.9 billion or approximately $743/kW, subject to certain net working capital adjustments. The acquisition is expected to deliver immediate benefits to Vistra shareholders, including Ongoing Operations AFCFbG1 per share accretion. Vistra expects to fund the transaction with the assumption of an existing term loan from Lotus and cash on hand. Although the principal amount of the term loan to be assumed is subject to change, it is currently expected to be approximately 50% of the consideration at closing. The purchase price implies a multiple of approximately 7x 2026 Adjusted EBITDA, excluding any potential synergies.

Conditions and Timing

The transaction is subject to certain regulatory approvals, including the Federal Energy Regulatory Commission and the Department of Justice under the Hart-Scott-Rodino Act, and is expected to close sometime in late 2025 or early 2026.

Advisors

Barclays and Moelis & Company LLC are serving as financial advisors, and Latham & Watkins LLP and Cleary Gottlieb Steen & Hamilton LLP are serving as legal advisors, to Vistra.

Lazard is serving as exclusive financial advisor, and King & Spalding LLP and Eversheds Sutherland are serving as legal advisors, to Lotus Infrastructure Partners.

Vistra – Press Release

May 15, 2025, Page 3

About Vistra

Vistra (NYSE: VST) is a leading Fortune 500 integrated retail electricity and power generation company that provides essential resources to customers, businesses, and communities from California to Maine. Based in Irving, Texas, Vistra is a leader in transforming the energy landscape with an unyielding focus on reliability, affordability, and sustainability. The company safely operates a reliable, efficient, power generation fleet of natural gas, nuclear, coal, solar, and battery energy storage facilities while taking an innovative, customer-centric approach to its retail business. Learn more at https://www.vistracorp.com.

Media

Meranda Cohn

214-875-8004

Media.Relations@vistracorp.com

Analysts

Eric Micek

214-812-0046

Investor@vistracorp.com

1

Ongoing Operations excludes the Asset Closure segment. Any reference to “Ongoing Operations Adjusted FCFbG” is a reference to Ongoing Operations Adjusted Free Cash Flow before Growth, which is a non-GAAP measure.

2	Based on Ongoing Operations Adjusted EBITDA and excludes Project Level Financings (i.e. Vistra Zero $697 million TLM and BCOP tax credit bridge loans).

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. (“Vistra”) operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections including financial condition and cash flows, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations, including potential large load center opportunities (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”), are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic, capital allocation, performance, and cost-saving initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; (iv) the severity, magnitude and duration of extreme weather events, contingencies and uncertainties relating thereto, most of which are difficult to predict and many of which are beyond our control, and the resulting effects on our results of operations, financial condition and cash flows; and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended December 31, 2024 and subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.